Exhibit 10.43

FOURTH AMENDMENT
to
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
of
CENTENNIAL FOUNDERS, LLC

This Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC (this “Fourth Amendment”) is made and effective as of December 31, 2018, by and among Tejon Ranchcorp, a California corporation (“Tejon”), and Pardee Homes, a California corporation (“Pardee”; together with Tejon, the “Remaining Members” and each a “Remaining Member”), and is acknowledged by Standard Pacific Investment Corp., a Delaware limited liability company (“SPIC”) and CalAtlantic Group, Inc., a Delaware corporation, as successor to the former CalAtlantic Group, Inc. (formerly known as Standard Pacific Corp., a Delaware corporation), which was successor by merger to The Ryland Group, Inc. (“Standard Pacific”) (on behalf of itself and SPIC (unless otherwise noted), collectively, “CalAtlantic”). SPIC and CalAtlantic are each individually, as used in this Fourth Amendment, a “CA Withdrawing Member” and, collectively, are the “CA Withdrawing Members.”

RECITALS

A.
SPIC, Standard Pacific, Pardee, Tejon and Lewis Investment Company LLC, a California limited liability company (“Lewis”) entered into that certain Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC (formerly known as RM Development Associates, LLC) (the “Company”), dated as of July 31, 2009 (the “Second Amended and Restated LLC Effective Date”) (such agreement, the “Second Amended and Restated LLC Agreement”), as amended by that certain First Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC dated as of November 30, 2016 (the “First Amendment”), as further amended by that certain Second Amendment to Second Amended and Restated Limited Liability Company of Centennial Founders, LLC dated as of November 30, 2016 (the “Second Amendment”), as further amended by that certain Third Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC dated as of February 1, 2018 (the “Third Amendment” and, as amended by this Fourth Amendment, collectively the “LLC Agreement”).

B.	Effective December 31, 2014, Lewis formed Lewis Tejon Member, LLC, a Delaware limited liability company (“LTM”), and contributed and assigned all of its Interest as a member in the Company to LTM.

C.	As of the Second Amended and Restated LLC Effective Date, Lewis, Pardee, SPIC and Standard Pacific elected to become Non-Funding Members. Pursuant to that certain

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Redemption and Withdrawal Agreement entered into on November 30, 2016, by and between the Company and LTM (the “LTM Redemption Agreement”), LTM agreed to the redemption of its entire Interest in the Company and to withdraw as a member of the Company. The withdrawal of LTM as a member of the Company was memorialized pursuant to the First Amendment. Prior to the Fourth Amendment Effective Date (as hereinafter defined), Pardee and CalAtlantic (on behalf of itself and SPIC) remain Non-Funding Members.

D.
As a result of the Non-Funding Members’ failure to fund any additional capital requested under the LLC Agreement, the Percentage Interests of the Members as of immediately prior to the Fourth Amendment Effective Date are as follows (the “Fourth Amendment Effective Date Percentage Interests”):

Tejon                85.58%
        Pardee                 7.21%
        CalAtlantic/SPIC         7.21%

E.	Pursuant to Section 13.1A of the LLC Agreement, a Non-Funding Member may elect to withdraw as a member of the Company at any time by delivering written notice of such election to Tejon.

F.
Effective concurrently herewith, the CA Withdrawing Members have each elected to withdraw as members of the Company and to accept a liquidation of their respective Interests therein (the “CA Withdrawal”) pursuant to that certain Redemption and Withdrawal Agreement dated as of the date hereof by and between the Company and the CA Withdrawing Members (the “CA Redemption Agreement”).

G.
Effective upon the CA Withdrawal, the Percentage Interests of the Remaining Members shall be adjusted (by reallocating the CA Withdrawing Members’ Fourth Amendment Effective Date Percentage Interest to the Remaining Members in proportion to such Remaining Members’ relative Fourth Amendment Effective Date Percentage Interests) and the Percentage Interests of the Remaining Members immediately following such adjustment shall be as follows:

Tejon            92.23%
        Pardee             7.77%
Such reallocation of Percentage Interests shall be for all purposes used in the LLC Agreement, including, without limitation, the obligation to contribute Capital Contributions. Such Percentage Interests shall remain subject to further adjustment and dilution as provided in the LLC Agreement.

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H.
Pursuant to Section 10.1 of the LLC Agreement, the Eligible Developers (and their respective designated Affiliates) have the right to make offers to purchase and acquire Private Sale Lots and to use their respective Applicable Lot Credits for such purchases, subject to the terms and conditions contained in the LLC Agreement. If the Specific Plan Approval(s) are not obtained prior to the Specific Plan Approvals Deadline(s), then such rights automatically terminate, subject to the terms and conditions contained in the LLC Agreement. Further, and subject to the terms and conditions contained in the LLC Agreement, the Company has a right to call and redeem the Interest of any Non-Electing Developer pursuant to Section 13.1C of the LLC Agreement if the Company fails to obtain a Specific Plan Approval from the Los Angeles County Board of Supervisors by the Specific Plan Approvals Deadline applicable thereto. The Third Amendment amended Section 10.1 of the LLC Agreement to, among other things, extend the Specific Plan Approvals Deadline to obtain final approval from the Los Angeles Board of Supervisors of the Specific Plan from March 15, 2018 to September 30, 2018. Final approval from the Los Angeles Board of Supervisors of the Specific Plan was not obtained by the September 30, 2018 Specific Plan Approvals Deadline.

I.
Although the Company did not obtain final approval from the Los Angeles Board of Supervisors of the Specific Plan by September 30, 2018, in consideration of Pardee’s efforts toward assisting the Company achieve such Specific Plan Approval, the Remaining Members now desire to amend the LLC Agreement for the benefit of Pardee to extend (i) each Specific Plan Approvals Deadline only with respect to Pardee, and (ii) the date that Pardee may elect to withdraw as a member of the Company and still be defined as a Subsequent Withdrawing Developer, in each case, as set forth herein, and the CA Withdrawing Members now desire to acknowledge the same and their withdrawal from the Company as provided in the CA Redemption Agreement, all as set forth below.

AGREEMENT
For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Remaining Members and the CA Withdrawing Members, the Remaining Members and the CA Withdrawing Members agree and acknowledge as follows:

1.Recitals. The parties confirm the accuracy of the foregoing Recitals, which are incorporated herein by reference.
2.    Withdrawal of the CA Withdrawing Members. Pursuant to the CA Redemption Agreement, the CA Withdrawing Members have concurrently herewith withdrawn as members of the Company. All of the CA Withdrawing Members’ Representatives and Alternates on the Executive Committee

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have concurrently herewith resigned. The Company has not dissolved or terminated as a result of this withdrawal of the CA Withdrawing Members as members of the Company; on the contrary, the Company's business has continued without interruption and without any breach in continuity.
3.    Definitions. Capitalized terms that are used but not otherwise defined in this Fourth Amendment are used as defined in the LLC Agreement.
(a)    The following definitions are added to Section 1.1A of the LLC Agreement in alphabetical order:
“Fourth Amendment” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“Fourth Amendment Effective Date” shall mean the effective date of the execution and delivery of the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC and the Redemption Agreement.
“Fourth Amendment Effective Date Percentage Interests” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“LTM” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“LTM Redemption Agreement” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“CA Redemption Agreement” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“CA Withdrawal” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“CA Withdrawing Member” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“CA Withdrawing Members” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.

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(b)    The following definitions shall replace the existing definitions in Section 1.1A of the LLC Agreement as follows:
“Company” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“CalAtlantic” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“Lewis” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“LLC Agreement” shall have the meaning provided in the Recitals to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“Pardee” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“Remaining Member” or “Remaining Members” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“SPIC” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“Standard Pacific” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
“Tejon” shall have the meaning provided in the Preamble to the Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of Centennial Founders, LLC.
4.    Retention and Access to Books and Records. The CA Withdrawing Members and their respective representatives shall continue to have access to the books and records of the Company that are retained by or on behalf of the Company for the period on or prior to the Fourth Amendment Effective Date during normal business hours upon reasonable notice to Tejon. A CA Withdrawing Member may copy all or any part of the books and records for any purpose at its own expense.
5.    Tax Allocation. Net Profits and Net Losses for the 2018 taxable year shall be allocated between the CA Withdrawing Members and the Remaining Members pursuant to a computation

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method that is in conformity with the methods prescribed by Section 706 of the Code and Treasury Regulation Section 1.706‑1(c)(2)(ii) as reasonably determined by the Executive Committee and reasonably approved by each CA Withdrawing Member.
6.    Tax Returns. The Company shall deliver to each CA Withdrawing Member a copy of the Company's 2018 federal and state tax returns on the same date that such tax returns are distributed to the Remaining Members.
7.    Revision to Specific Approvals Deadlines. Section 10.1 of the LLC Agreement is hereby amended to provide that (i) the Specific Plan Approval Deadline to obtain final approval from the Los Angeles Board of Supervisors of the Specific Plan is hereby extended from September 30, 2018 to August 1, 2019, and (ii) the Specific Plan Approvals Deadline to resolve favorably any litigation challenging such approved Specific Plan is extended from June 30, 2020 to June 1, 2021. Although the Company did not obtain final approval from the Los Angeles Board of Supervisors of the Specific Plan by September 30, 2018, the Remaining Members acknowledge and agree that the extension of such Specific Plan Approvals Deadline to the dates specifically provided in this Fourth Amendment shall have the effect of reviving Pardee’s rights to make offers to purchase and acquire Private Sale Lots and to use its Applicable Lot Credits for such purchases, in each case subject to, and to the extent permitted by, the terms and conditions contained in the LLC Agreement.
8.    Extension of Date for Subsequent Withdrawing Developer. Section 13.1A of the LLC Agreement is amended to extend the date by which any Developer may elect to withdraw as a member of the Company and be defined as a "Subsequent Withdrawing Developer" from December 31, 2018 to December 1, 2019.
9.    Composition of Executive Committee. Section 7.1C(1) is amended and restated in its entirety as follows:
“The Representatives of the Represented Members are as follows:
Tejon:                    Gregory S. Bielli
                    Allen E. Lyda
Pardee:                    Thomas Mitchell”
10.    Alternates. Section 7.1E is amended by deleting the last sentence thereof and replacing it as follows:
“The Alternates of the Represented Members are as follows:
Tejon:                    Hugh McMahon
Pardee:                    Mike McMillen”

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11.    Full Force and Effect. The LLC Agreement as amended by this Fourth Amendment shall remain in full force and effect. In the event of a conflict between this Fourth Amendment and the LLC Agreement, this Fourth Amendment shall govern.
12.    Multiple Counterparts and Electronic Signatures. This Fourth Amendment may be executed in multiple counterparts, each of which will be considered an original and together will constitute one and the same agreement, binding upon all of the parties hereto. Signatures of the parties to this Fourth Amendment may be transmitted by facsimile or other electronic means and shall be treated as originals for all purposes.
13.    Joint and Several Liability. SPIC and CalAtlantic Group, Inc., each as a CA Withdrawing Member, shall be jointly and severally liable for the obligations of the CA Withdrawing Members under this Amendment.

[Signatures appear on next page]

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IN WITNESS WHEREOF, each of the undersigned has caused this Fourth Amendment to be executed by a duly authorized officer as of the date first set forth above.

REMAINING MEMBERS:
TEJON RANCHCORP,
a California corporation
/s/ Allen E. Lyda
By: Allen E. Lyda
Its:    Executive Vice President and Chief Operating Officer

/s/ Gregory S. Bielli_
By: Gregory S. Bielli
Its: President and Chief Executive Officer

PARDEE HOMES,
a California corporation
/s/ Thomas J. Mitchell                          By: Thomas J. Mitchell
                         Its: President

/s/ Michael A. McMillen             By: Michael A. McMillen
Its: Vice President

[signatures continue on following page]

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ACKNOWLEDGED AND AGREED TO BY THE CA WITHDRAWING MEMBERS:

STANDARD PACIFIC INVESTMENT CORP.,
a Delaware limited liability company
/s/ Martin Langpap_
By: Martin Langpap
Its: Regional Vice President, Land
/s/ Greg McGuff_
By: Greg McGuff
Its: Regional President

CALATLANTIC GROUP, INC.,
a Delaware corporation, as successor by merger
to the former CalAtlantic Group, Inc. (formerly known as Standard
Pacific Corp., a Delaware corporation), which was successor
by merger to The Ryland Group, Inc.
/s/ Martin Langpap_
By: Martin Langpap
Its: Regional Vice President, Land
/s/ Greg McGuff_
By: Greg McGuff
Its: Regional President

[end of signatures]

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